MASSMUTUAL ASCEND LIFE INSURANCE COMPANY

INDEX FRONTIER 5 PLUS ANNUITY

UPDATING SUMMARY PROSPECTUS

November 1, 2026

This updating summary prospectus provides updated information about the Frontier 5 Plus Annuity, an individual index-linked modified single premium deferred annuity (the “Contract”).

The prospectus contains more information about the Index Frontier 5 Plus Annuity, including its features, benefits, and risks. You can find the current prospectus and other information about the Contract online at www.massmutualascend.com/RILAcompliancedocuments/Index-Frontier-5-Plus. You can also obtain this information at no cost by calling 1-800-789-6771 or by sending an email request to RILAprocessing@mmascend.com.

Additional information about certain investment products, including registered index-linked annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

SPECIAL TERMS	2

UPDATED INFORMATION ABOUT YOUR CONTRACT	5

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT	6

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT	12

SPECIAL TERMS

In this prospectus, the following capitalized terms have the meanings set out below.

ACCOUNT VALUE. For each day, the Account Value is the sum of the current values of each Crediting Strategy, plus the current value of the Purchase Payment Account, if any.

ADJUSTED CAP. For a Combination Strategy with a Cap for the Term, the Adjusted Cap is the largest increase in the Index for a Term that is taken into account when determining the gain for the Term. It is equal to the Cap for the Term divided by the Upside Participation Rate for the Term.

ANNUITY PAYOUT BENEFIT. A series of periodic payments made under a Payout Option. The terms and conditions are described in the Annuity Payout Benefit section of the prospectus.

ANNUITY PAYOUT INITIATION DATE. The first day of the first payment interval for which payment of an Annuity Payout Benefit is to be made. This is the date we apply your Account Value to the Annuity Payout Benefit and calculate the payment amount.

BUFFER. For an Indexed Strategy with a Buffer (a “Buffer Strategy”), the Buffer is the decrease in the value of an Index for a Term that is disregarded when determining the loss for the Term. The Buffer is also used to determine the strike price of the out-of-the-money put option that is part of the Daily Value Percentage calculation before the end of the Term. For each Term of the Buffer Strategy that we currently offer with this Contract, the Buffer is either 10% or 20%. In the future, we may offer a new Buffer Strategy with more or less protection against loss than a 10% or 20% Buffer, but we will not offer a new Buffer Strategy with less protection against loss than a 5% Buffer.

CAP. For an Indexed Strategy with a Cap (either a “Cap Strategy” or, if it also has an Upside Participation Rate, a Combination Strategy), the Cap is the maximum increase in the Strategy value over the course of a Term. The Cap (or for a Combination Strategy, the Adjusted Cap) is also used to determine the strike price of the out-of-the-money call option that is part of the Daily Value Percentage calculation for that Strategy before the end of the Term. We post on our website (www.massmutualascend.com/index-frontier-5-plus) the Cap for each Term of a Cap Strategy or Combination Strategy at least 10 days before the next Term starts. The Cap for a Term will never be less than 1%.

CAP CONTROL MAXIMUM. The Cap Control Maximum is used to determine the highest possible Cap of a Cap Control Strategy for each renewal Term that starts during the first five Contract Years. We will set the Cap Control Maximum for amounts attributable to a given Purchase Payment before the first day of the initial Strategy Application Date for that Purchase Payment. We may set a different Cap Control Maximum for amounts attributable to Purchase Payments received on different dates.

CAP CONTROL MINIMUM: The Cap Control Minimum is used to determine the lowest possible Cap of a Cap Control Strategy for each renewal Term that starts during the first five Contract Years. We will set the Cap Control Minimum for amounts attributable to a given Purchase Payment before the first day of the initial Strategy Application Date for that Purchase Payment. We may set a different Cap Control Minimum for amounts attributable to Purchase Payments received on different dates.

CAP CONTROL STRATEGY. A type of Cap Strategy for which the Cap for each renewal Term that starts during the first five Contract Years is guaranteed to be at least equal to the Cap Control Minimum and will not be greater than the Cap Control Maximum.

COMBINATION STRATEGY. An Indexed Strategy that has an Upside Participation Rate and may also have a Cap.

CONTRACT. The annuity contract (including applicable endorsements and riders) that is a legally binding agreement between you and MassMutual Ascend Life. In the prospectus, “Contracts” refers to all Index Frontier 5 Plus Annuity contracts.

CONTRACT ANNIVERSARY. The date in each year that is the anniversary of the Contract Effective Date. That date is set out in the Contract Specifications of your Contract.

CONTRACT EFFECTIVE DATE. The date as of which the initial Purchase Payment is applied to the Contract. That date is set out in the Contract Specifications of your Contract.

CONTRACT SPECIFICATIONS. The section of your Contract that contains details unique to your Contract.

CONTRACT YEAR. A 12-month period that starts on the Contract Effective Date or on a Contract Anniversary.

CREDITING STRATEGY (STRATEGY). A specified method by which declared interest is set or values are calculated. Each Indexed Strategy and Declared Rate Strategy is a Crediting Strategy. The Crediting Strategies that are currently available are set out in “Appendix A: Investment Options Available Under the Contract”.

DAILY VALUE PERCENTAGE. The Daily Value Percentage is used to determine the value of an Indexed Strategy before the end of a Term. The calculation of Strategy value using the Daily Value Percentage is relevant only if amounts allocated to an Indexed Strategy are not held to the end of the Term because you take a withdrawal, Surrender or annuitize the Contract, elect a Performance Lock, or a Death Benefit becomes payable. A negative Daily Value Percentage adjustment could result in significant loss, even if the Index is performing positively. For each day of a Term of an Indexed Strategy before the final Market Day of the Term, the Daily Value Percentage is equal to: (1) the Net Option Price for that day; minus (2) the Residual Option Cost for that day; and minus (3) the Trading Cost for that day.

DEATH BENEFIT. An amount that becomes payable if you die before the Annuity Payout Initiation Date and before the date that the Contract is Surrendered. The terms and conditions are described in the Death Benefit section of the prospectus.

DECLARED RATE. A fixed interest rate set by us for a Term of the Declared Rate Strategy. The Declared Rate varies from Term to Term but will be at least equal to the minimum interest required for fixed annuity contracts on the Contract Effective Date under the Standard Nonforfeiture Law of the state in which your Contract is issued, and will never be less than the guaranteed minimum interest rate from 0.15% to 3.0% set out in the Declared Rate Strategy endorsement included in your Contract. At least 10 days before the next Term starts, we will post the Declared Rate for that next Term on our website (www.massmutualascend.com/index-frontier-5-plus).

EARLY WITHDRAWAL CHARGE. A charge deducted from the Account Value of your Contract if, during the first five Contract Years, you Surrender your Contract or you take a withdrawal (including systematic withdrawals and required minimum distributions) in excess of the Free Withdrawal Allowance. The Early Withdrawal Charge does not apply to a withdrawal that qualifies for the Free Withdrawal Allowance or the amount, if any, that qualifies for another waiver. The Early Withdrawal Charge does not apply to an Annuity Payout Benefit or Death Benefit.

FLOOR. For an Indexed Strategy with a Floor (a “Floor Strategy”), the Floor is the maximum decrease in the value of an Index for a Term that is taken into account when determining the loss for the Term. The Floor is also used to determine the strike price of the out-of-the-money put option that is part of the Daily Value Percentage calculation before the end of the Term. For each Term of a Floor Strategy that we currently offer with this Contract, the Floor is -10%. In the future, we may offer a new Floor Strategy that offers more or less protection against loss than a -10% Floor but we will not offer a new Floor Strategy that offers less protection against loss than a -20% Floor.

FREE WITHDRAWAL ALLOWANCE. The total amount that may be taken as a withdrawal or Surrendered during a Contract Year without an Early Withdrawal Charge that might otherwise apply. This amount is described in the Free Withdrawal Allowance section of the prospectus.

INDEX. A stock market index or an exchange-traded fund (ETF) used to calculate the value of an Indexed Strategy. The Index at the start of a Term is its level or price at the Market Close on the first day of that Term. If the first day of that Term is not a Market Day, then the Index at the start of a Term is its level or price at the last Market Close before the first day of the Term. The Index at the end of a Term is its level or price at the final Market Close of that Term.

INDEXED STRATEGY. A Crediting Strategy that provides a return based, in part, on the net change in the level or price of an Index for a Term. The Indexed Strategies that are currently available are set out in “Appendix A: Investment Options Available Under the Contract”.

INVESTMENT BASE. The base amount used to calculate the value of an Indexed Strategy. The Investment Base is the amount applied to an Indexed Strategy at the start of a current Term, adjusted proportionally for any withdrawal during the Term and any related Early Withdrawal Charge. An Investment Base is not used to calculate the value of a Declared Rate Strategy.

MARKET CLOSE. The close of the regular or core trading session on the market used to measure a given Index.

MARKET DAY. Each day that all markets that are used to measure the available Indexes are open for regular trading.

MASSMUTUAL ASCEND LIFE (“WE,” “US,” “OUR”). MassMutual Ascend Life Insurance Company.

OWNER (“YOU,” “YOURS”). The person(s) who possesses the ownership rights under the Contract. If there is more than one Owner, each Owner will be a joint owner of the Contract and each reference to Owner means joint owners.

PAYOUT OPTION. The form in which an Annuity Payout Benefit or a Death Benefit may be paid. Standard options are described in the Payout Options section of the prospectus.

PERFORMANCE LOCK. An election available for certain specified Indexed Strategies to lock in the Daily Value Percentage for the remainder of a Term of the Indexed Strategy. A Performance Lock election for a Term is effective on the Market Close immediately following our receipt of your Request in Good Order unless you specifically request that it become effective on the second Market Close following our receipt of your Request in Good Order. After the Market Close upon which the Performance Lock becomes effective, the Indexed Strategy value before the end of the Term and the Indexed Strategy value at the end of the Term is equal to the remaining Investment Base increased or decreased by the locked Daily Value Percentage. The locked Daily Value Percentage is the Daily Value Percentage as determined for that Market Close. The Indexed Strategy value will still change if there is a change in the Investment Base. You can make a Performance Lock election once per Term and only for specific Indexed Strategies.

POSITIVE RETURN FACTOR. A Cap, Upside Participation Rate, or Trigger Rate used to determine values for an Indexed Strategy at the end of the Term.

PURCHASE PAYMENT. An amount received by us for the Contract. This amount is determined after deducting any taxes withheld from the payment and after deducting any fee charged by the person remitting payment.

PURCHASE PAYMENT ACCOUNT. An account where a Purchase Payment is held until it is applied to a Crediting Strategy on a Strategy Application Date.

REQUEST IN GOOD ORDER. An election or a request that is:

•	complete and satisfactory to us;

•	sent to us on our form or in a manner satisfactory to us, which may, at our discretion, be by telephone or electronic means; and

•	received at our administrative office.

An election or a request is complete and satisfactory when we have received: (1) all the information and legal documentation that we require to process the election or the request; and (2) instructions that are sufficiently clear that we do not need to exercise any discretion to process the election or the request. If you have any questions, you should contact us or your registered representative before submitting your election or your request.

STRATEGY APPLICATION DATE. The 6th and 20th days of each month.

SURRENDER. The termination of your Contract in exchange for its Surrender Value.

SURRENDER VALUE. For each day, the Surrender Value is the Account Value on that day minus the Early Withdrawal Charge that would apply on a Surrender of the Contract. The Account Value will reflect the applicable Strategy values as calculated on that day, which will reflect the Daily Value Percentage whenever Surrender Value is measured before the end of a Term.

TERM. The period for which Contract values are allocated to a given Crediting Strategy, and over which interest or values are calculated. Terms are one year long or five years long. Each Term will start and end on a Strategy Application Date. A new Term will start on the date that the preceding Term ends.

TRIGGER RATE. For an Indexed Strategy with a Trigger Rate (a “Trigger Strategy”), the Trigger Rate is the specified rate that is credited to the Strategy value when the Index change (measured at the start and end of the Term) qualifies for the Trigger Rate. In the case of a Performance Trigger Strategy, the Trigger Rate will be credited when the Index change is zero or positive at the end of the Term. In the case of a Dual Performance Trigger Strategy, the Trigger Rate will be credited if the Index change is zero, positive, or negative up to the Buffer at the end of the Term. The Trigger Rate is also used to determine the binary call option that is part of the Daily Value Percentage calculation for that Strategy before the end of the Term. We post on our website (www.massmutualascend.com/index-frontier-5-plus) the Trigger Rates for each Term of a Trigger Strategy at least 10 days before the next Term starts. The Trigger Rate for a Term will never be less than 1%.

UPSIDE PARTICIPATION RATE. For an Indexed Strategy with an Upside Participation Rate (an “Upside Participation Rate Strategy” or, if it may also have a Cap, a Combination Strategy), the Upside Participation Rate is your share of any rise in the Index for a Term taken into account to determine the Strategy value at the end of the Term. The Upside Participation Rate is also used to determine the Net Option Price that is part of the Daily Value Percentage calculation before the end of the Term. We post on our website (www.massmutualascend.com/index-frontier-5-plus) the Upside Participation Rate for each Term of an Upside Participation Rate Strategy or a Combination Strategy at least 10 days before the next Term starts. The Upside Participation Rate for a Term will never be less than 5%. The Upside Participation Rate for a Term of a Combination Strategy will never be less than 100% when that Term has a Cap. For example, if the Index return is 10% and the Upside Participation Rate is 5%, then your Indexed Strategy value will only increase by 0.5% (10% times 5%).

UPDATED INFORMATION ABOUT YOUR CONTRACT

The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the Prospectus dated May 1, 2026. This may not reflect all of the changes that have occurred since you entered into your Contract. Please see the prospectus available on www.massmutualascend.com/RILAcompliancedocuments/Index-Frontier-5-Plus for more information.

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Availability of Cap Control Indexed Strategies:

The following four Cap Control Indexed Strategies will be available for Contracts with a Contract Effective Date on or after November 7, 2026:

S&P 500® 1-Year 10% Buffer with 6-Year Cap Control

S&P 500® 1-Year 20% Buffer with 6-Year Cap Control

Russell 2000® 1-Year 10% Buffer with 6-Year Cap Control

Russell 2000® 1-Year 20% Buffer with 6-Year Cap Control

Availability of Russell 2000® 1-Year Indexed Strategies:

The following two Russell 2000® 1-Year Indexed Strategies will be available for Contracts with a Contract Effective Date on or after November 7, 2026:

Russell 2000® 1-Year 10% Buffer with Cap

Russell 2000® 1-Year 20% Buffer with Cap

Availability of S&P 500 5-Year Strategies in California, as previously supplemented:

The following two Indexed Strategies are available for Contracts issued in California with a Contract Effective Date on or after July 21, 2026:

S&P 500® 5-year 10% Buffer with Upside Participation Rate and Cap

S&P 500® 5-year 20% Buffer with Upside Participation Rate and Cap

The following two Indexed Strategies will no longer be available for Contracts issued in California with a Contract Effective Date on or after September 7, 2026:

S&P 500® 5-year 10% Buffer with Upside Participation Rate

S&P 500® 5-year 20% Buffer with Cap

First Trust Barclays Edge Indexed Strategy, as previously supplemented:

The First Trust Barclays Edge 10% Buffer with Cap Indexed Strategy will no longer be available as an investment option under the Contract for Terms beginning after July 20, 2026.

Additional information about your investment options and variations in state availability can be found in APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT in this Updating Summary Prospectus.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES, EXPENSES AND ADJUSTMENTS	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?

Yes.

Early Withdrawal Charge. If you withdraw money from or Surrender your Contract within the first 5 Contract Years, you may be assessed an Early Withdrawal Charge of up to 8% of the amount withdrawn or Surrendered. For example, if you make a withdrawal from or Surrender your Contract within the first 5 Contract Years, you could pay an Early Withdrawal Charge of up to $8,000 on a Contract with an Account Value of $100,000. This loss will be greater if there is a negative Daily Value Percentage adjustment, you also have to pay taxes and, if before age 59 1/2, you are subject to a penalty tax.

Daily Value Percentage. The Daily Value Percentage is used to determine the value of an Indexed Strategy before the end of a Term. If before the end of a Term you take a withdrawal from an Indexed Strategy, Surrender or annuitize the Contract, elect a Performance Lock, or a Death Benefit becomes payable, the application of the Daily Value Percentage adjustment may result in losses in excess of any Floor or Buffer applicable to the Indexed Strategy. This loss will be greater if you also have to pay an Early Withdrawal Charge, taxes and, if before age 59 1⁄2, you are subject to a penalty tax. In extreme circumstances, an Indexed Strategy could have no value before the end of a Term due to the Daily Value Percentage, meaning that you would lose 100% of your principal and prior earnings in that Strategy if, before the end of the Term, you were to Surrender or annuitize your Contract, elect a Performance Lock, or a Death Benefit becomes payable. For example, if you allocate $100,000 to an Indexed Strategy with a 5-year Term and Surrender the Contract before the 5 years have ended, you could lose up to $100,000 of your investment.

FEE TABLE CHARGES AND ADJUSTMENTS PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Are There Transaction Charges?	Yes. In addition to Early Withdrawal Fees and the Daily Value Percentage, we reserve the right to charge up to $30 annually if you elect to receive Automated Withdrawals. We do not currently charge for Automated Withdrawals.	FEE TABLE CHARGES AND ADJUSTMENTS

Are There Ongoing Fees and Expenses?

Yes.

There is an implicit ongoing fee on Indexed Strategies to the extent that your participation in Index gains is limited by the Company through the use of a Cap, Upside Participation Rate, or Trigger Rate. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

INDEXED STRATEGIES

	RISKS	Location in Prospectus
Is There a Risk of Loss from Poor Performance?

Yes. You can lose money by investing in the Contract including loss of principal and previous earnings.

Under the Indexed Strategies, the maximum amount of loss you may experience due to negative Index performance at the end of a Term would be: 90% loss for a 10% Buffer Strategy; 80% loss for a 20% Buffer Strategy; or 10% loss for a -10% Floor Strategy. Losses exceeding these amounts may happen before the end of a Term. We may discontinue offering Indexed Strategies with a Buffer. We will always offer an Indexed Strategy with a -10% Floor.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

Is this a Short-Term Investment?

No. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash.

•

Amounts withdrawn from the Contract may result in Early Withdrawal Charges and taxes and, if before age 59 1⁄2, may be subject to a penalty tax.

•

Amounts removed from an Indexed Strategy before the end of a Term may also result in a negative Daily Value Percentage and loss of positive Index performance. In extreme circumstances, an Indexed Strategy could have no value before the end of a Term due to the Daily Value Percentage, meaning that you would lose 100% of your principal and prior earnings in that Strategy if, before the end of the Term, you were to Surrender or annuitize your Contract, elect a Performance Lock, or a Death Benefit becomes payable.

•

Withdrawals from an Indexed Strategy before the end of a Term will proportionally reduce the Investment Base used to calculate the Strategy value through the end of a Term, and this proportional reduction could be larger than the dollar amount of the withdrawal.

•

At the end of a Term (subject to the limits on reallocations applicable to a Cap Control Strategy), ending values of the Strategies for that Term will be reallocated according to your instructions. If you do not send us a reallocation request, your current allocations will automatically continue in the new Term as long as the same Indexed Strategies are available. If an amount cannot be applied to a new Term of that same Indexed Strategy because the Strategy will not be available or because the amount is under the minimum or over the maximum for that Strategy, we will reallocate that amount to another Crediting Strategy as described in the Default Strategy Allocations section of this prospectus.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT CHARGES AND ADJUSTMENTS STRATEGY SELECTIONS AT TERM END DEFAULT STRATEGY ALLOCATIONS

What Are the Risks Associated with the Investment Options?	An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Indexed Strategies available under the Contract. Each Crediting Strategy will have its own unique risks. You should review the Indexed Strategies before making an investment decision.	PRINCIPAL RISKS OF INVESTING IN THE CONTRACT INDEXED STRATEGIES

	RISKS	Location in Prospectus

A Cap, Upside Participation Rate, combination thereof, or Trigger Rate may limit positive Index returns (e.g., limited upside). You may earn less than the Index returns due to a Cap, Upside Participation Rate, combination thereof, or a Trigger Rate.

•

The gain for a Term of an Indexed Strategy with a Cap is limited to the Cap. For example, if the Index return over the Term is 16% and the Cap for the Strategy is 10%, the gain for the Term is limited to 10%. For Combination Strategies, the Cap is applied after application of the Upside Participation Rate.

•

The gain for a Term of an Indexed Strategy with an Upside Participation Rate is limited by the Upside Participation Rate if the Upside Participation Rate is less than 100%. For example, if the Index return over the Term is 16% and the Upside Participation Rate for the Strategy is 75%, the gain for the Term is limited to 12% (75% of the increase in the value of the Index). For a Term of a Combination Strategy with a Cap, the Upside Participation Rate is applied prior to application of the Cap.

•

The gain for a Term of an Indexed Strategy with a Trigger Rate is limited to the Trigger Rate. For example, if the Index return over the Term is 16% and the Trigger Rate for the Strategy is 11%, the gain for the Term is limited to 11% (the Trigger Rate).

The Buffer or Floor will limit negative Index returns (e.g., limited protection in the case of market decline). For example:

•

The loss for a Term of an Indexed Strategy with a Buffer is limited to the portion of the loss which exceeds the Buffer. For example, if the Index return over the Term is -18% and the Buffer is 10%, the loss for the Term is limited to 8% (the amount that exceeds the Buffer).

•

The loss for a Term of an Indexed Strategy with a Floor is limited to the Floor. For example, if the Index return is -18% and the floor is -10%, the loss for the Term is limited to 10% (the maximum loss under the Floor).

Each Index other than the First Trust Barclays Edge Index is a “price return index,” not a “total return index,” and therefore does not reflect the dividends paid on the securities composing the Index. This will reduce the Index return for those Indices and will cause their Index returns to underperform a direct investment in the securities composing the Index. The First Trust Barclays Edge Index is an “excess return index” that subtracts a risk-free interest rate from the price and dividend return of the securities. It also deducts fees and costs when calculating Index performance, which will also reduce the Index return and cause their Index returns to underperform a direct investment in the securities composing the Index.

What Are the Risks Related to the Insurance Company?	An investment in the Contract is subject to the risks related to the Company. Any obligations (including obligations under the Indexed Strategies and the Declared Rate Strategy), guarantees, or benefits are subject to the claims paying ability of the Company. Additional information about the Company, including its financial strength ratings, is available upon request by calling 1-800-789-6771.	PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

	RESTRICTIONS	Location in Prospectus
Are There Limits on the Investment Options?

Yes.

Purchase Payments.

•

Additional Purchase Payments after the Initial Purchase Payment are only permitted during the Purchase Payment period, which ends two months after the Contract Effective Date. Unless we agree, an additional Purchase Payment cannot be less than the minimum set out in the Contract Specifications section of your Contract, and cannot cause the total Purchase Payments to exceed the maximum set out in the Contract Specifications section of your Contract.

Transfers and Reallocations.

•

You cannot reallocate your value among Crediting Strategies during a Term.

•

You cannot reallocate additional amounts to a Cap Control Strategy for a Term starting after the first Contract Year. You cannot reallocate the Term end value of a Cap Control Strategy to another Crediting Strategy until on or after the fifth Contract Anniversary.

Investment Restrictions.

•

The 5-Year Indexed Strategies are only available for a Term that starts in the first Contract Year.

•

The Cap Control Strategies are only available for a Term that starts in the first Contract Year, and for renewal Terms for the value of that Strategy at the end of the first four 1-year Terms.

Our right to change the Indexed Strategies or Indexes

•

In the future, we may offer new Indexed Strategies. Any new Buffer Strategy will offer protection against loss at least equal to a 5% Buffer. Any new Floor Strategy will offer protection against loss at least equal to a -20% Floor.

•

For each future Term, we may modify the Positive Return Factor rate for any Indexed Strategy.

•

At the end of a Term, we may stop offering any Indexed Strategy other than the S&P 500 1-Year -10% Floor with Cap Indexed Strategy, which will always be available.

•

For future Terms, we may impose minimum or maximum allocations on an Indexed Strategy. No minimum or maximum shall apply to the S&P 500 1-Year -10% Floor with Cap Indexed Strategy.

•

We have the right to replace or adjust an Index or rate, or the specified market to measure it, if the external market index or rate stops being published or the publication schedule is changed, the calculation of the external market index or rate is changed significantly, the investment fund terminates or there is a significant change in its investment objectives, strategies, or operations, the investment fund or commodity stops being traded on a specified market or the specified market declines in importance, we lose our license or permission to use the index or rate, we determine that hedging instruments are difficult to

PURCHASING THE CONTRACT INITIAL STRATEGY SELECTIONS DEFAULT STRATEGY ALLOCATIONS INDEX REPLACEMENT APPENDIX D: FINANCIAL INTERMEDIARY VARIATIONS

	RESTRICTIONS	Location in Prospectus

   acquire or the cost of hedging becomes excessive, or under other circumstances approved by regulators. We may do so at the end of a Term or during a Term. The performance of the new or adjusted Index may not be as good as the performance of the old Index. As a result, funds allocated to an Indexed Strategy may earn a return that is lower than the return they would have earned or experience losses greater than the losses they would have experienced if there had been no replacement or adjustment.

•

The practical availability of investment options at the time of sale may vary depending on the broker-dealer through which the Contract is sold.

Are There Restrictions on Contract Benefits?

Yes.

•

A withdrawal must be at least $500 and cannot reduce the Account Value to less than the Minimum Required Value set out in the Contract Specifications section of your Contract.

•

An annuitization cannot occur before the first Contract Anniversary. An annuitization for a fixed period cannot be for less than the Minimum Fixed Period Payout set out in the Contract Specifications section of your Contract. Payment amounts under any option must be at least $50 or such higher amount as we may set from time to time.

•

A withdrawal will reduce the amount payable upon Surrender, applied to the Annuity Payout Benefit, or payable as the Death Benefit. In addition, a withdrawal will proportionally reduce the Death Benefit Return of Premium Guarantee, and this proportional reduction could be larger than the dollar amount of the withdrawal.

•

If you elect a Performance Lock, you will not be able to reallocate the locked value until the end of a Term. In the case of a Cap Control Strategy, the locked value will not be reapplied to the Strategy until the end of the Term, and no reallocation is possible until the end of the fifth 1-year Term.

•

If you elect a Performance Lock for an Indexed Strategy with a 5-year Term, the Term will always end on the next anniversary of the Term start date even if it otherwise would have continued for one or more additional years.

DEATH BENEFIT ANNUITY PAYOUT BENEFIT INDEXED STRATEGY VALUE AFTER PERFORMANCE LOCK ELECTION

	TAXES	Location in Prospectus
What Are the Contract’s Tax Implications?	You should consult with a tax professional to determine the tax implications of an investment in and Purchase Payments received under the Contract. There is no additional tax benefit to you if the Contract is purchased through a tax-qualified plan or individual retirement account (IRA). Generally, withdrawals will be subject to ordinary income tax, and if before age 59 1⁄2, may be subject to a penalty tax.	FEDERAL TAX CONSIDERATIONS

	CONFLICTS OF INTEREST	Location in Prospectus
How Are Investment Professionals Compensated?	Some investment professionals may receive compensation for selling the Contract to you. The compensation is typically paid as a commission calculated as a percentage of the Purchase Payments received for a Contract. These investment professionals may have a financial incentive to offer or recommend the Contract over another investment.	DISTRIBUTION OF THE CONTRACTS

Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your existing contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own your existing contract.	DISTRIBUTION OF THE CONTRACTS

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Indexed Strategies currently available under the Contract. We may change the features of the Indexed Strategies listed below (including the Index and the current limits on Index gains and losses), offer new Indexed Strategies, and terminate existing Indexed Strategies. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.massmutualascend.com/index-frontier-5-plus. For additional information about the features of the Indexed Strategies, please see the “Indexed Strategies” section in the prospectus. The practical availability of investment options may vary depending on the broker-dealer through which the Contract is sold. See Appendix D – Financial Intermediary Variations in the prospectus.

Note: If amounts are removed from an Indexed Strategy before the end of its Term, we will apply a Daily Value Percentage adjustment. This may result in a significant reduction in your Strategy value that could exceed any protection from Index loss that would be in place if you held the Indexed Strategy until the end of the Term. You may not be able to invest in certain Indexed Strategies, as noted below.

Index	Type of Index	Term	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Indexed Strategy)	Performance Lock
S&P 500®	Market Index	1 year	-10% Floor	1% Cap	Available
S&P 500®	Market Index	1 year	10% Buffer	1% Cap	Available
S&P 500®	Market Index	1 year	10% Buffer	1% Dual Performance Trigger Rate	N/A
S&P 500®	Market Index	1 year	10% Buffer	1% Trigger Rate	N/A
S&P 500®	Market Index	1 year	20% Buffer	1% Trigger Rate	N/A
S&P 500®	Market Index	1 year	20% Buffer	1% Cap	Available
SPDR Gold Shares ETF	ETF	1 year	-10% Floor	1% Cap	N/A
iShares U.S. Real Estate ETF	ETF	1 year	-10% Floor	1% Cap	N/A
iShares MSCI EAFE ETF	ETF	1 year	-10% Floor	1% Cap	N/A
Russell 2000® [1]	Market Index	1 year	10% Buffer	1% Cap	Available
Russell 2000® [1]	Market Index	1 year	20% Buffer	1% Cap	Available

Combination Strategies [2]
S&P 500®	Market Index	5 year	10% Buffer	5% Upside Participation Rate & 1% Cap	Available
S&P 500®	Market Index	5 year	20% Buffer	5% Upside Participation Rate & 1% Cap	Available

Cap Control Strategies [3]

Index	Type of Index	Cap Control	Term	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Indexed Strategy)	Performance Lock
S&P 500®	Market Index	5 years	5 1-Year Terms	10% Buffer	Cap Control Minimum (at least 1%)	Available
S&P 500®	Market Index	5 years	5 1-Year Terms	20% Buffer	Cap Control Minimum (at least 1%)	Available
Russell 2000®	Market Index	5 years	5 1-Year Terms	10% Buffer	Cap Control Minimum (at least 1%)	Available
Russell 2000®	Market Index	5 years	5 1-Year Terms	20% Buffer	Cap Control Minimum (at least 1%)	Available

[1]

These Strategies are available only for Contracts with a Contract Effective Date on or after November 7, 2026. They are not available for Contracts issued in California until after regulatory approval is received.

[2]

These two 5-year Combination Strategies are not available for Contracts with a Contract Effective Date before January 7, 2026. They are not available for Contracts issued in California with a Contract Effective Date before July 21, 2026.

[3]

Cap Control Strategies are only available for Contracts with a Contract Effective Date on or after November 7, 2026. They are not available for Contracts issued in California until after regulatory approval is received.

The following Strategies are available only for certain Contracts as noted:

Index	Type of Index	Term	Current Limit on Index Loss (if held until end of Term)	Minimum Limit on Index Gain (for the life of the Indexed Strategy)	Performance Lock
First Trust Barclays Edge [1]	Market Index	1 year	10% Buffer	1% Cap	Available
S&P 500® [2]	Market Index	5 years	10% Buffer	1% Cap	Available
S&P 500® [3]	Market Index	5 years	10% Buffer	5% Upside Participation Rate	Available
S&P 500® [4]	Market Index	5 years	20% Buffer	1% Cap	Available

[1]	This Strategy was only available Terms beginning on or before July 20, 2026.
[2]	This Strategy is only available for Contracts issued before February 21, 2026. It is not available for Contracts issued in California.
[3]

This Strategy is only available for Contracts issued before May 21, 2025, unless the Contract is issued in California. It is available for Contracts issued in California with a Contract Effective Date before September 7, 2026.

[4]

This Strategy is only available for Contracts issued before February 21, 2026, unless the Contract is issued in California. It is available for Contracts issued in California with a Contract Effective date before September 7, 2026.

The S&P 500 is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

The iShares MSCI EAFE ETF deducts fees and costs when calculating Index performance. This will reduce the ETF’s return and cause the ETF to underperform a direct investment in the securities composing the ETF.

The iShares US Real Estate ETF deducts fees and costs when calculating Index performance. This will reduce the ETF’s return and cause the ETF to underperform a direct investment in the securities composing the ETF.

The SPDR Gold Shares ETF deducts fees and costs when calculating Index performance. This will reduce the ETF’s return and cause the ETF to underperform a direct investment in gold bullion.

The First Trust Barclays Edge is an “excess return index” that subtracts a risk-free interest rate from the price and dividend return of the securities. It also deducts fees and costs when calculating Index performance. This will reduce the Index’s return and cause the Index to underperform a direct investment in the securities composing the Index.

The Russell 2000 is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

Possible Changes in Indexed Strategies.

The S&P 500 1-Year -10% Floor with Cap Indexed Strategy will always be available. At the end of a Term, we may stop offering any other Indexed Strategy. Consequently, any other Indexed Strategy listed above may not be available after the end of the initial Term. We have the right to replace the Index associated with an Indexed Strategy under certain circumstances.

In the future, we may offer new Indexed Strategies. Any new Buffer Strategy will offer protection against loss at least equal to a 5% Buffer. Any new Floor Strategy will offer protection against loss at least equal to a -20% Floor.

Indexed Strategies that may be available in the future may earn a return that is lower than the return your investments would have earned if they had been invested in the other Indexed Strategies that are currently available. In addition, any reduction in the available number of Indexed Strategies may reduce your opportunity to increase your Contract value.

The following lists the Fixed Account Option currently available under the Contract. We may change the features of the Fixed Account Option listed below, offer new Fixed Account Options, and terminate existing Fixed Account Options. We will provide you with written notice before doing so.

Name	Term	Minimum Guaranteed Interest Rate
Declared Rate Strategy	1 year	0.15%

The interest rate for the Declared Rate Strategy Rate will never be less than the guaranteed minimum interest rate from 0.15% to 3.0% set out in the Declared Rate Strategy endorsement included in your Contract. The guaranteed minimum interest rate set out in the endorsement will never be less than the minimum interest rate required for fixed annuity contracts on the Contract Effective Date under the Standard Nonforfeiture Law of the state in which your Contract is issued. For additional information on the Declared Rate Strategy, see the Declared Rate Strategy section in the prospectus.

This summary prospectus incorporates by reference the statutory prospectus and statement of additional information (“SAI”) for the contract, both dated November 1, 2026, as may be amended or supplemented from time to time. The SAI may be obtained, free of charge, in the same manner as the statutory prospectus.

EDGAR contract identifier: C000261642